January 20, 2006



                         Berwyn Cornerstone Fund Series
                              of The Berwyn Funds



                                 Supplement to
            Prospectus and Statement of Additional Dated May 1, 2005


     The following supplements the information in the section of the Prospectus on "Investment Objective, Principal Investment Strategies and Related Risks" and in the section of the Statement of Additional Information on "Investment Policies and Risk Factors".

     While the Fund invests primarily in the equity securities of companies that have market capitalizations between $1 billion and $15 billion, it may invest a significant portion of its net assets in the equity securities of companies with larger market capitalizations.

     The majority of the equity securities in the Fund's portfolio will have a market capitalization between $1 billion and $15 billion at the time of purchase. Since the Adviser has determined it may increase the portion of the portfolio which will have a market capitalization larger than $15 billion, the Fund will compare its performance against both the Standard and Poor's 400 Mid-Cap Stock Index (S&P 400, an index of companies with mid-size market capitalizations) and the Standard and Poor's 500 Index (an index of the 500 largest companies as measured by market capitalization).